UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 4, 2017

CHINA BIOLOGIC PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34566	75-2308816
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

18th Floor, Jialong International Building
19 Chaoyang Park Road
Chaoyang District, Beijing 100125
People’s Republic of China
(Address of Principal Executive Offices)

86-10-6598-3166

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On January 4, 2017, China Biologic Products, Inc. (the “Company”) announced that the Company will participate in the 35th Annual J.P. Morgan Healthcare Conference, to be held at the Westin St. Francis Hotel, San Francisco, California, January 9-12, 2017. Mr. David Gao, Chairman and Chief Executive Officer, Mr. Ming Yang, Chief Financial Officer, and Mr. Ming Yin, Senior Vice President of the Company, will meet with investors at the event. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The materials that the Company’s management plans to use at the conference are available on the Company’s website, www.chinabiologic.com, and are being furnished as Exhibit 99.2 to this current report.

The information contained in this report, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Safe Harbor Statements

Certain statements contained in the materials furnished with this current report contain forward-looking statements, including statements about the business outlook, strategy and market opportunity of the Company, and statements that may suggest trends for its business. Such forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will,” “would,” and similar expressions, or the negatives thereof. These statements are individually and collectively forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are made only as of the date of the materials and are based on estimates and information available to the Company at the time of the materials. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict and may be beyond the Company’s control. Therefore, the Company cautions that actual results may differ materially from those set forth in any forward-looking statements herein as a result of a variety of factors, including, without limitation potential delay or failure to complete the clinical trials for new products, potential delay or failure to complete construction of new collection facilities, potential inability to pass government inspection and certification process for new collection facilities, potential inability to achieve the designed collection capacities at the new collection facilities, potential inability to achieve the expected operating and financial performance, potential inability to find alternative sources of plasma, potential inability to increase production at permitted sites, potential inability to mitigate the financial consequences of a temporarily reduced raw plasma supply through cost cutting or other efficiencies, and potential additional regulatory restrictions on its operations and those additional risks and uncertainties discussed in the Company’s periodic reports that are filed with the SEC and available on its website (http://www.sec.gov). In light of these risks and uncertainties, there can be no assurance that the forward-looking statements made in the materials will in fact be realized. Any forward-looking statements and projections made by others in the materials are not adopted by the Company and the Company is not responsible for the forward-looking statements and projections of others. Except as otherwise required by applicable securities laws, the Company disclaims any intention or obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
99.1	Press release issued by the Company dated January 4, 2017
99.2	China Biologic Products, Inc. Conference Materials (January 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOLOGIC PRODUCTS, INC.

Date:	January 4, 2017	By:	/s/ David (Xiaoying) Gao
			Name:	David (Xiaoying) Gao
			Title:	Chief Executive Officer